SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                      Form 8-K

                                   CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                   October 15, 1998

                    ContiMortgage Home Equity Loan Trust 1998-2
               (Exact name of registrant as specified in its charter)


                                                  16-6476570
                                                  16-6476571
                                                  16-6476572
          New York            33-339505           16-6476573
(State or Other Jurisdiction  (Commission)       (I.R.S. Employer
of Incorporation)             File Number)       Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                       14203-2599
(Address of Principal)                                 (Zip Code)


Registrant's telephone number, including area code (716) 842-5589


                              No Change
(Former name or former address, if changed since last report)


Note: Please see page 5 for Exhibit Index
Page 1


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Item 5.  Other Events.

         On October 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of September, 1998 dated October 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of September, 1998 was $677,667.46.

























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         Item 7. Financial Statements, Pro Forma Financial Information
                 and Exhibits.


         (a)     Not applicable

         (b)     Not applicable

         (c)     Exhibits:

           19. Trustee's Monthly Servicing Report for the month of September, 1998.




























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                                                              SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:     CONTISECURITIES ASSET FUNDING CORP.,
                                            As Depositor



                                    By:      /s/ Robert Riedl
                                    Name:    Robert Riedl
                                    Title:   Vice President,Secretary
                                             and Treasurer




Dated: October 30, 1998



















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






                                                             EXHIBIT INDEX



         Exhibit No.       Description

         19.               Trustee's Monthly Servicing Report for the Month of
                           September, 1998.















                                                                          Page 5